LOGO
                                                                 ARTHUR ANDERSEN



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report in this Form 10-K/A, into the Company's previously filed Registration Statement File No. 333-62371.

New York, New York                      /s/ Arthur Andersen LLP
July 11, 2001